PRUDENTIAL MYROCKSM ADVISOR VARIABLE ANNUITY
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated May 20, 2022
to Prospectuses dated May 1, 2022
This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains information about a change to a footnote in the Fee Table section of your Prospectus. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

Fee Table - Change to Footnote:
Footnote 1 to the "Annual Annuity Expenses and Optional Benefit Fees and Charges" table in the Prospectus is deleted and replaced with the following:
1    The Administrative Expense is waived if the sum of the Purchase Payments at the time the fee is due is equal to or greater than $100,000. Administrative Expense is referred to as "Annual Maintenance Fee" or "Annual Account Management Fee" elsewhere in this Prospectus.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
MYROCKSUP1